                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 20, 2003

                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)


            Nevada                           0-27331                              88-0348835

(State or Other Jurisdiction of     (Commission File Number)         (IRS Employer Identification Number)
        Incorporation)




                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Exhibits.

                  (c)      Exhibits.

                  Exhibit No.                       Description

                  99.1 Press Release, dated October 20, 2003, entitled "FindWhat.com Announces Record Third Quarter Results."

Item 9.           Regulation FD Disclosure

         On October 20, 2003, FindWhat.com (the "Company") issued a press release entitled, "FINDWHAT.COM ANNOUNCES RECORD THIRD QUARTER RESULTS" regarding its financial results for the three months ending September 30, 2003. A copy of the Company's press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 20, 2003                    FINDWHAT.COM

                                             By:     /s/ Phillip R. Thune
                                                 -------------------------------
                                                     Chief Operating Officer and
                                                     Chief Financial Officer